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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2019

NextCure, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38905 (Commission File Number)	47-5231247 (IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200
Beltsville, Maryland 20705
(Address of Principal Executive Offices, and Zip Code)

(240) 399-4900
Registrant's Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On May 13, 2019, in connection with the consummation of the initial public offering (the "IPO") of the common stock of NextCure, Inc. (the "Company"), the Company filed an amended and restated certificate of incorporation (the "Amended and Restated Certificate") with the Secretary of State of the State of Delaware. The Company's board of directors and stockholders previously approved the Amended and Restated Certificate and the amendment and restatement of the Company's bylaws (the "Amended and Restated Bylaws"), in each case to become effective in connection with the closing of the IPO.

        The Amended and Restated Certificate and the Amended and Restated Bylaws contain provisions that, among other things:

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  authorize 100,000,000 shares of common stock;

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  eliminate all references to the previously existing series of preferred stock and instead create 10,000,000 shares of undesignated preferred stock with terms to be set by the board of directors, which rights could be senior to those of the common stock;

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  require the advance notice of nominations for election to the board of directors or for proposing matters that can be acted upon at a stockholders' meeting;

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  allow the board of directors to alter the bylaws without obtaining stockholder approval;

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  eliminate the rights of stockholders to call a special meeting of stockholders and to take action by written consent in lieu of a meeting;

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  require the approval of at least 66 2/3% of the shares entitled to vote to remove a director with cause; and

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  require the approval of at least 66 2/3% of the shares entitled to vote to adopt, amend or repeal the provisions of the amended and restated certificate of incorporation.

        Copies of the Amended and Restated Certificate and the Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01    Other Events.

        On May 13, 2019, the Company completed the IPO in which it sold 5,750,000 shares of its common stock at a price to the public of $15.00 per share, which included the exercise in full by the underwriters of their option to purchase an additional 750,000 shares of common stock.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of NextCure, Inc.
3.2	Amended and Restated Bylaws of NextCure, Inc.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2019	NEXTCURE, INC.
/s/ Steven P. Cobourn Steven P. Cobourn Chief Financial Officer

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  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES